UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2020

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

 Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Board of Directors of HarborOne Bancorp, Inc. (the “Company”) recently completed a competitive process to select the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Fiscal 2020”). At the conclusion of this process, on March 16, 2020, the Board of Directors of the Company appointed Crowe LLP (“Crowe”) as its independent registered public accounting firm for Fiscal 2020. This action resulted in the dismissal of Wolf & Company, P.C. (“Wolf”) as the Company’s independent registered public accounting firm, effective March 16, 2020. The Audit Committee of the Board of Directors of the Company recommended these actions to the Board of Directors.

The audit reports of Wolf on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 (“Fiscal 2019”) and December 31, 2018 (“Fiscal 2018”) did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During Fiscal 2018 and Fiscal 2019, and subsequently through March 16, 2020, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Wolf on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Wolf’s satisfaction, would have caused Wolf to make reference to them in its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing disclosures to Wolf and has requested that Wolf furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included in the immediately preceding paragraph. A copy of Wolf’s letter, dated March 18, 2020, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Appointment of new Independent Registered Public Accounting Firm

As noted above, on March 16, 2020, the Board of Directors of the Company appointed Crowe as the Company’s independent registered public accounting firm for Fiscal 2020.  The Company entered into an engagement letter with Crowe dated March 17, 2020.

During Fiscal 2018 and Fiscal 2019, and through the subsequent interim period preceding the engagement of Crowe, neither the Company nor anyone acting on its behalf has consulted with Crowe regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

 Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description

16.1	Letter from Wolf & Company, P.C. dated March 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	President and Chief Operating Officer

Date: March 19, 2020